Exhibit 99.1

May 14, 2018

Community Choice Financial Inc. Schedules First Quarter 2018 Earnings Release

Dublin, OH, May 14, 2018 – Community Choice Financial Inc. (“CCFI”) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 with the Securities and Exchange Commission on Monday, May14, 2018.  CCFI will host a conference call on Tuesday, May  15, 2018 at 2:00 p.m. (ET) to discuss the results for the quarter.  CCFI will make this call available for replay for three months starting approximately two hours after the call has ended.  The conference call can be replayed in its entirety by dialing (855) 859-2056 (toll free) or (404) 537-3406 (international) and enter conference ID “6478649”.

Financials are publicly available at www.sec.gov

Conference Call Dial-In Information:

International Direct:+1 (937) 203-2407

U.S. Toll Free:+1 (877) 497-9564

Conference ID:6478649

About Community Choice Financial Inc.

Community Choice Financial Inc. is a leading retailer of financial services to unbanked and underbanked consumers through a network of 483 retail storefronts across 12 states and are licensed to deliver similar financial services over the internet in 30 states.  CCFI focuses on providing consumers with a wide range of convenient financial products and services to help them manage their day-to-day financial needs including consumer loans, check cashing, prepaid debit cards, money transfers, bill payments, and money orders.   Please visit www.ccfi.com for more information.

Forward-Looking Statements and Information:

Certain statements contained in this release may constitute "forward-looking statements" within the meaning of federal securities laws.  All statements in this release other than those relating to our historical information or current condition are forward-looking statements.  For example, any statements regarding our future financial performance (including, but not limited to, CCFI’s ability to execute its long-term strategy and to manage operational efficiencies across its national footprint), our business strategy, and expected developments in our industry are forward-looking statements.  Although we believe that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations and the related statements are inherently subject to risks, uncertainties, and other factors, many of which are not under our control and may not even be predictable. Therefore, actual results could differ materially from our expectations as of today and any future results, performance, or achievements expressed directly or impliedly by the forward-looking statements.

SOURCE Community Choice Financial Inc.

Investor Relations: investorrelations@ccfi.com or (888) 513-9395.